UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    January 6, 2005

THE J. JILL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22480	04-2973769
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4 Batterymarch Park, Quincy, MA		02169-7468
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:    (617) 376-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On January 6, 2005, The J. Jill Group, Inc. issued a press release announcing its current sales and earnings expectations for the fiscal quarter ending December 25, 2004.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(c)	Exhibits

	99.1	January 6, 2005 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. JILL GROUP, INC.

Date: January 6, 2005	By:	/s/ Olga L. Conley
Olga L. Conley
Executive Vice President /
Chief Financial Officer and Treasurer
(Principal Financial Officer)